                                                                     EXHIBIT 4.1

      [NUMBER]                              AutoTrader.com                                [SHARES]
     [ATA LOGO]                                                                            [LOGO]


CLASS A COMMON STOCK                     AutoTrader.com, Inc.                          CUSIP 05332U 10 1
     PAR VALUE
                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  SEE REVERSE FOR CERTAIN DEFINITIONS


This CERTIFIES that



Is the owner of

Countersigned and Registered:
     FIRST UNION NATIONAL BANK
                                                                                        Transfer Agent
                                                                                        and Registrar,

By

                                                                                  Authorized Signature

      FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

AutoTrader.com, Inc. transferable on the books of the Corporation by the owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

   /s/                   AutoTrader.com, Inc.                             Victor A. Perry
Secretary                     Corporate                         President and Chief Executive Officer
                                 Seal
                                 2000
                               Delaware

                              AUTOTRADER.COM, INC.



         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                  UNIF GIFT MIN ACT - ___________ Custodian  ________________
                                                                       (Cust)                         (Minor)
TEN ENT -- as tenants by the entireties
                                                                      under Uniform Gifts to Minors
JT WROS -- as joint tenants with right
           of survivorship and not as                                 Act
           tenants in common                                              ----------------------------------
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|______________________________________|----------------------------------------

                   (Please print or typewrite name and address
                     including postal zip code of assignee)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

________________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named corporation with full power of substitution in the premises.

Dated_____________________________________

                         ------------------------------------------------------
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



By ____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.